Exhibit 24.1
POWER OF ATTORNEY
FOR REGISTRATION STATEMENT ON FORM S-3
We, the undersigned officers and directors of Danaher Corporation, hereby severally constitute and appoint Brian W. Ellis and James F. O’Reilly, and each of them singly, our true and lawful attorneys-in-fact with full power to any of them, and to each of them singly, to sign for us and in our names the Registration Statement on Form S-3 filed herewith and any and all amendments (including post-effective amendments) to said Registration Statement, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with said Registration Statement, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Danaher Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue hereof.
This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.
Executed on the dates indicated below:

Name, Title and Signature	Date

/s/ Steven M. Rales	February 23, 2021
Steven M. Rales
Chairman of the Board

/s/ Mitchell P. Rales	February 23, 2021
Mitchell P. Rales
Chairman of the Executive Committee

/s/ Rainer M. Blair	February 23, 2021
Rainer M. Blair
President, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Linda Hefner Filler	February 23, 2021
Linda Hefner Filler
Director

/s/ Teri List	February 23, 2021
Teri List
Director

/s/ Walter G. Lohr, Jr.	February 23, 2021
Walter G. Lohr, Jr.
Director

Name, Title and Signature	Date
/s/ Jessica L. Mega	February 23, 2021
Jessica L. Mega, M.D., MPH
Director

/s/ Pardis C. Sabeti	February 23, 2021
Pardis C. Sabeti, M.D., D.Phil
Director

/s/ John T. Schwieters	February 23, 2021
John T. Schwieters
Director

/s/ Alan G. Spoon	February 23, 2021
Alan G. Spoon
Director

/s/ Raymond C. Stevens	February 23, 2021
Raymond C. Stevens, Ph.D.
Director

/s/ Elias A. Zerhouni	February 23, 2021
Elias A. Zerhouni, M.D.
Director

/s/ Matthew R. McGrew	February 23, 2021
Matthew R. McGrew
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/ Robert S. Lutz	February 23, 2021
Robert S. Lutz
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)